SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              THE INDIA FUND, INC.


                (Name of Registrant as Specified In Its Charter)

Payment  of Filing Fee (check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

       (2)  Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

            --------------------------------------------------------------------

       (4)  Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

       (5)  Total fee paid:

            --------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

            --------------------------------------------------------------------

       (2)  Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

       (3)  Filing Party:

            --------------------------------------------------------------------

       (4)  Date Filed:

            --------------------------------------------------------------------

                              THE INDIA FUND, INC.

                                                                   April 5, 2004

DEAR STOCKHOLDERS:

     We are pleased to enclose the notice and proxy statement for the Annual Meeting of Stockholders of The India Fund, Inc. (the "Fund") to be held on Wednesday, April 28, 2004 at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, Conference Room 30J, 30th Floor, New York, New York at 11:00 a.m., New York time.

     The stockholders of the Fund are being asked to vote on the election of Directors.

     After careful consideration, the Board of Directors, including its independent directors, recommends that stockholders of the Fund vote "FOR" each of the nominees. Whether or not you intend to attend the Meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope.

     We urge you to review the enclosed materials for all the details for the proposal described above. It is very important that you complete and return the enclosed proxy card.

     As always, we thank you for your confidence and support.

                                                    Sincerely,

                                                    /s/ Deborah Kaback

                                                    Deborah Kaback
                                                    Secretary

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              THE INDIA FUND, INC.

                           200 Park Avenue, 24th Floor
                            New York, New York 10166



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                   April 5, 2004

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of The India Fund, Inc. (the "Fund") will be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York in Conference Room 30J, 30th Floor, on Wednesday, April 28, 2004, at 11:00 a.m., for the purposes of considering and voting upon:

          1.   The election of Directors.

          2.   Any other business that may properly come before the Meeting.

     The close of business on March 26, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

                                        By Order of the Board of Directors,

                                        /s/ Deborah Kaback

                                        Deborah Kaback
                                        Secretary


--------------------------------------------------------------------------------
 TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU
 to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION

     CORPORATE ACCOUNTS                                    VALID SIGNATURE

     (1) ABC Corp. ...................................     ABC Corp. (by John Doe, Treasurer)
     (2) ABC Corp. ...................................     John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer ...........     John Doe
     (4) ABC Corp. Profit Sharing Plan ...............     John Doe, Trustee

     TRUST ACCOUNTS

     (1) ABC Trust ...................................     Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78 .........     Jane B. Doe

     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.
         f/b/o John B. Smith, Jr. UGMA ...............     John B. Smith
     (2) John B. Smith ...............................     John B. Smith, Jr., Executor

                              THE INDIA FUND, INC.

                           200 Park Avenue, 24th Floor
                            New York, New York 10166


                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of The India Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York in Conference Room 30J on the 30th Floor, on Wednesday, April 28, 2004, at 11:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about April 5, 2004. ANY STOCKHOLDER MAY REQUEST AN ADDITIONAL COPY OF THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, FREE OF CHARGE, BY CONTACTING ADVANTAGE ADVISERS, INC. ("ADVANTAGE") AT THE ADDRESS LISTED BELOW OR BY CALLING 1-800-421-4777. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of Directors. The close of business on March 26, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, there were 23,302,828 shares of the Fund's common stock outstanding.

     At the Meeting, stockholders will be asked to vote on the election of Class I, Class II and Class III Directors of the Fund. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.

     Stockholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

     Advantage, whose principal business address is 200 Park Avenue, 24th Floor, New York, New York 10166, is the Fund's investment manager. Advantage is a wholly-owned subsidiary of Oppenheimer Asset Management Inc., which is an affiliate of Oppenheimer & Co. Inc.

     Imperial Investment Advisors Private Limited ("Imperial"), whose principal business address is Taj President-Mumbai, Room No. 802, 90, Cuffe Parade, Mumbai-400 005, India, is the Fund's country adviser. Imperial is currently a 99%-owned subsidiary of Advantage India, Inc., which in turn is a wholly-owned subsidiary of Oppenheimer & Co. Inc.

     The principal business address of the Fund is 200 Park Avenue, 24th Floor, New York, New York 10166. The Fund is a closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act").

                        PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect one Class I Director to hold office until the 2006 Annual Meeting of Stockholders, one Class II Director to hold office until the 2005 Annual Meeting of Stockholders and two Class III Directors to hold office until the 2007 Annual Meeting of Stockholders, or, in each case, thereafter until their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees listed below. The nominees have indicated that they will serve if elected, but if the nominees should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning the nominees for election as Class I, II and III Directors:

                                                                                                      NUMBER OF
                                                                                                       FUNDS IN
                                                                                                         FUND
                                                                                                        COMPLEX
                                                                                                      OVERSEEN BY        OTHER
                                                                                                        NOMINEE      DIRECTORSHIPS
                                       POSITION HELD      LENGTH OF       PRINCIPAL OCCUPATION        (INCLUDING        HELD BY
 NAME, ADDRESS AND AGE                   WITH FUND       TERM SERVED      DURING PAST 5 YEARS          THE FUND)        NOMINEE
----------------------                 -------------     -----------      --------------------        -----------    -------------

NOMINEE TO SERVE AS A CLASS I DIRECTOR UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR NOMINEE

Lawrence K. Becker+                    Director and      Since 2003       Treasurer of The France          11             None
  8039 Harbor View Terrace             Member of                          Growth Fund, Inc.
  Brooklyn, NY 11209                   the Audit and                      (February 2004-Present);
  Age: 48                              Nominating                         Private Investor, Real
                                       Committees                         Estate Investment
                                                                          Management (July 2003-
                                                                          Present); Vice President,
                                                                          Controller/Treasurer,
                                                                          National Financial
                                                                          Partners (2002-2003);
                                                                          Managing Director,
                                                                          Controller/Treasurer,
                                                                          Oppenheimer Capital-
                                                                          PIMCO (1981-2000).

----------------------
  + Mr. Becker was recommended to the Fund's Nominating Committee by an independent director of the Fund.

                                        2

                                                                                                     NUMBER OF
                                                                                                      FUNDS IN
                                                                                                        FUND
                                                                                                       COMPLEX
                                                                                                     OVERSEEN BY        OTHER
                                                                                                       NOMINEE      DIRECTORSHIPS
                                        POSITION HELD      LENGTH OF       PRINCIPAL OCCUPATION      (INCLUDING        HELD BY
 NAME, ADDRESS AND AGE                    WITH FUND       TERM SERVED      DURING PAST 5 YEARS        THE FUND)        NOMINEE
----------------------                  -------------     -----------      --------------------      -----------    -------------

            NOMINEE TO SERVE AS A CLASS II DIRECTOR UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR NOMINEE

Stephane R.F. Henry+                    Director and      Since            Managing Director,             1         Boyer Allan
  c/o Premium Asset Management Ltd.     Member of         2004             Premium Asset                            India Fund Inc.
  Jamalacs, Vieux Conseil Street        the                                Management Ltd.,
  Port Louis, Mauritius                 Nominating                         (1998-present).
  Age: 37                               Committee


            NOMINEES TO SERVE AS CLASS III DIRECTORS UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR NOMINEE

J. Marc Hardy                           Director and      Since            Managing Director,             1             None
  c/o Multiconsult Limited              Member of         2002             Mainstream Ltd.
  Frere Felix de Valois Street          the                                (independent financial
  Port Louis, Mauritius                 Nominating                         advisor) and Value
  Age: 49                               Committee                          Investors Ltd. (private
                                                                           investment company).



INTERESTED DIRECTOR NOMINEE

Bryan McKigney*                         Director,         Since            Managing Director,             2             None
  90 Broad Street                       President and     1999             Oppenheimer Asset
  New York, NY 10004                    Chairman of                        Management Inc. (June
  Age: 45                               the Board                          2003-Present); Managing
                                                                           Director (2000-June
                                                                           2003) and Executive
                                                                           Director (1993-2000),
                                                                           CIBC World Markets
                                                                           Corp.; Managing
                                                                           Director, CIBC
                                                                           Oppenheimer Advisers,
                                                                           L.L.C. and Advantage;
                                                                           President of The Asia
                                                                           Tigers Fund, Inc.; and
                                                                           formerly, Vice President
                                                                           and Division Executive,
                                                                           Head of Derivative
                                                                           Operations (1986-1993).

----------------------
  +Mr. Henry was recommended to the Fund's Nominating Committee by an independent director of the Fund.

  *Mr. McKigney is an "interested person," as defined in the 1940 Act, because he serves as Managing Director of Advantage and a director and/or officer of affiliates of Advantage, the Fund's investment manager.

                                       3

     The following table provides information concerning the Directors serving until the year 2005 and 2006 Annual Meetings of Stockholders:


                                                                                                     NUMBER OF
                                                                                                      FUNDS IN
                                                                                                        FUND
                                                                                                       COMPLEX
                                                                                                     OVERSEEN BY        OTHER
                                                                                                       NOMINEE      DIRECTORSHIPS
                                        POSITION HELD      LENGTH OF       PRINCIPAL OCCUPATION      (INCLUDING        HELD BY
 NAME, ADDRESS AND AGE                    WITH FUND       TERM SERVED      DURING PAST 5 YEARS        THE FUND)        NOMINEE
----------------------                  -------------     -----------      --------------------      -----------    -------------

            CLASS II DIRECTORS SERVING UNTIL THE YEAR 2005 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTORS

Leslie H. Gelb                          Director and      Since            President Emeritus, The        2         Britannica.com;
  The Counsel on Foreign                Member of         1994             Council on Foreign                       Director of 31
  Relations                             the Audit and                      Relations (2003-Present);                registered
  58 East 68th Street                   Nominating                         President, The Council                   investment
  New York, NY 10021                    Committees                         on Foreign Relations                     companies
  Age: 66                                                                  (1993-2003); Columnist                   advised by
                                                                           (1991-1993); Deputy                      Salomon
                                                                           Editorial Page Editor                    Brothers Asset
                                                                           (1985-1990) and Editor,                  Management
                                                                           Op-Ed Page (1988-1990),                  ("SBAM").
                                                                           THE NEW YORK TIMES.

Luis F. Rubio                           Director and      Since            President, Centro de           11             None
  Jaime Balmes No. 11, D-2              Member of the     1999             Investigacion para el
  Los Morales, Polanco                  Audit and                          Desarrollo, A.C. (Center
  Mexico, D.F. 11510                    Nominating                         of Research for
  Age: 48                               Committees                         Development) (2002-
                                                                           Present) Director
                                                                           General, Centro de
                                                                           Investigacion para el
                                                                           Desarrollo, A.C. (1984-
                                                                           2002); frequent
                                                                           contributor of op-ed
                                                                           pieces to THE LOS ANGELES
                                                                           TIMES and THE WALL
                                                                           STREET JOURNAL.


            CLASS I DIRECTOR SERVING UNTIL THE YEAR 2006 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR

Jeswald W. Salacuse                     Director and      Since            Henry J. Braker                2         Director of 31
  The Fletcher School                   Chairman of       1993             Professor of Commercial                  registered
  of Law & Diplomacy                    the Audit and                      Law, The Fletcher                        investment
  at Tufts University                   Nominating                         School of Law &                          companies
  Medford, MA 02155                     Committees                         Diplomacy (1986-                         advised by
  Age: 66                                                                  Present); Dean, The                      SBAM.
                                                                           Fletcher School of Law &
                                                                           Diplomacy, Tufts
                                                                           University (1986-1994).

     The following table provides information concerning the number and dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of March 26, 2004:

                                                                                          AGGREGATE DOLLAR
                                                                                          RANGE OF EQUITY
                                                                     DOLLAR RANGE        SECURITIES IN ALL
                                                                      OF EQUITY          FUNDS OVERSEEN BY
                                                     NUMBER OF       SECURITIES IN      DIRECTOR/NOMINEE AND
NAME OF DIRECTOR/NOMINEE                               SHARES          THE FUND         ADVISED BY ADVANTAGE
---------------------------                       ---------------   ---------------   -------------------------
NON-INTERESTED DIRECTORS/NOMINEES

Lawrence K. Becker                                      None             None                   None
Leslie H. Gelb                                          None             None                   None
J. Marc Hardy                                           None             None                   None
Stephane R.F. Henry                                     None             None                   None
Luis F. Rubio                                           None             None                   None
Jeswald W. Salacuse                                      326         $1 - 10,000            $1 - 10,000

INTERESTED DIRECTOR/NOMINEE

Bryan McKigney*                                        1,000             None                   None
ALL DIRECTORS AND EXECUTIVE OFFICERS (AS A GROUP)      1,326             n/a                    n/a

----------------------
* Mr. McKigney is an "interested person," as defined in the 1940 Act, because he serves as Managing Director of Advantage and a director and/or officer of affiliates of Advantage, the Fund's investment manager.

     As of March 26, 2004, the holdings of no Director or executive officer, nor the Directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund's common stock. At March 26, 2004, no Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in Advantage, the Fund's investment manager, Imperial, the Fund's country adviser, or person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Advantage or Imperial.

     The following table sets forth the beneficial ownership of shares of the Fund, as of March 26, 2004, by each person (including any group) known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund:

NAME OF BENEFICIAL OWNER                   NUMBER OF SHARES    PERCENT OWNERSHIP
------------------------                     BENEFICIALLY      -----------------
                                                 OWNED
                                           ----------------
Barclays Global Investors, N.A. (1)             911,101              3.89%
       45 Fremont Street
       San Francisco, CA 94105

Barclays Global Investors, Ltd. (1)             707,903              3.02%
       Murray House
       1 Royal Mint Court
       London EC3N 4HH
       United Kingdom

Barclays Life Assurance Company Limited (1)      5,017               0.02%
       Unicorn House, 5th Floor
       252 Romford Road, Forest Gate
       London 37 9JB
       United Kingdom

(1) Based solely upon information presented in Schedule 13G, providing information as of December 31, 2003, filed jointly by the above-listed entities, which, in each case, reports sole voting and dispositive power as to all such shares. Each such entity disclaims membership in a group. The aggregate ownership of the above-listed entities is equal to 6.93%.

     In addition, as of March 26, 2004, Cede & Co., a nominee for participants in The Depository Trust Company, held of record 23,206,743 shares, equal to 99% of the outstanding shares of the Fund.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including Advantage, Imperial, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee which meet periodically during the year and whose responsibilities are described below.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, Advantage, Imperial and its affiliates and other funds and clients managed by Advantage to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

     The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. McKigney, the current executive officers of the Fund are:

                                                     LENGTH
                                                       OF
                                 POSITIONS HELD       TERM               PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE              WITH FUND         SERVED               DURING PAST 5 YEARS
----------------------------    ----------------  ------------  -----------------------------------------------
Deborah Kaback                     Secretary       Since 2003   Senior Vice President and Senior Counsel,
200 Park Avenue                                                 Oppenheimer Asset Management Inc. since June
24th Floor                                                      2003; Executive Director, CIBC World Markets
New York, NY 10166                                              Corp. (August 2001-June 2003); Vice President
Age: 52                                                         and Senior Counsel, Oppenheimer Funds, Inc.
                                                                (November 1999-August 2001); Senior Vice
                                                                President and Deputy General Counsel,
                                                                Oppenheimer Capital (April 1989-November 1999).

Alan E. Kaye                       Treasurer       Since 1999   Senior Vice President, Oppenheimer Asset
90 Broad Street                                                 Mangement Inc. since June 2003 and Executive
New York, NY 10004                                              Director (1995-June 2003); CIBC World
Age: 52                                                         Markets Corp. formerly, Vice President,
                                                                Oppenheimer & Co., Inc. (1986-1994).

     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund or of Advantage, Imperial or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Becker, Gelb, Rubio and Salacuse are members of the Audit Committee. The Audit Committee convened six times during the fiscal year ended December 31, 2003. The principal functions of the Audit Committee are to appoint and retain the Fund's independent accountants, to review with the independent accountants the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent accountants might want to make in that connection. The Board has determined that Mr. Becker will serve as the "audit committee financial expert," as defined in Section 401(h) of Regulation S-K. The Fund adopted an Audit Committee Charter in February 2000, which was most recently amended and restated in December 2003. A copy of the charter as amended is attached hereto as Exhibit A.

     The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61 and No. 90. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2003.

     Pursuant to the Fund's Audit Committee Pre-Approval policy, the Audit Committee pre-approved audit and non-audit services provided by PwC to the Fund in 2003.

     A representative of PwC will be available at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

     The Nominating Committee is composed entirely of Directors who are not "interested persons" of the Fund, Advantage or of Imperial or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently Messrs. Becker, Hardy, Henry, Gelb, Rubio and Salacuse are members of the Nominating Committee. This Committee met one time during the fiscal year ended December 31, 2003. The principal function of the Nominating Committee is to select and nominate persons for election as Directors of the Fund. The Fund adopted a Nominating Committee Charter on December 18, 2003. The Fund's Nominating Committee Charter is attached hereto as Exhibit B.

     In identifying and evaluating nominees, the Nominating Committee considers factors it deems relevant which include: whether or not the person is qualified under applicable laws and regulations to serve on the Board of Directors of the Fund; whether or not the person has any relationship that might impair his or her independence; whether or not the person serves on boards of competing organizations or funds; the character and integrity of the person and the contribution which the person can make to the Board. The Nominating Committee will accept nominations for the office of Director made by Fund stockholders. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. There are no differences in the manner in which the Nominating Committee evaluates nominees based on whether such nominees are recommended by a stockholder.

     The Fund does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

     The Nominating Committee did not receive a recommended nominee from a stockholder who beneficially owned, or a group of stockholders who beneficially owned, more than 5% of the Fund's shares for at least one year as of the date the recommendation was made.

     During the fiscal year ended December 31, 2003, the Board of Directors held four regular meetings and five special meetings. Each Director attended at least 75% of the meetings of the Board or the committee of the Board on which he served.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS.

     The Fund has adopted procedures by which Fund stockholders may send communications to the Board of Directors. Stockholders may mail written communications to the Board to the attention of the Board of Directors India Fund, c/o the Fund's Chief Legal Officer, 200 Park Avenue, 24th Floor, New York, New York 10166. Stockholder communications must (i) be in writing and be signed by the stockholder and (ii) identify the number of shares held by the stockholder. The Chief Legal Officer of the Fund is responsible for reviewing properly submitted stockholder communications. The Chief Legal Officer shall either (i) provide a copy of each properly submitted stockholder communication to the Board at its next regularly schedule board meeting or (ii) if the Chief Legal Officer determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The Chief Legal Officer may, in good faith, determine that a stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, stockholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures shall not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee's or agent's capacity as a stockholder of the Fund, or (iii) any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

     The Fund's Directors are not required to attend the Fund's Annual Meeting of Stockholders or to otherwise make themselves available to stockholders for communications, other than by the aforementioned procedures. None of the Fund's Directors attended the Fund's April 23, 2003 Annual Meeting of Stockholders.

ADDITIONAL MATTERS

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by Advantage, Imperial, the Fund's country adviser, or an affiliate of Advantage during the Fund's prior fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended December 31, 2003 to each Director of the Fund. No remuneration was paid during the fiscal year ended December 31, 2003 by the Fund to Mr. McKigney who, as an officer or employee of Advantage and Oppenheimer Asset Management Inc., is an "interested person" as defined under the 1940 Act. The Fund does not provide any pension or retirement benefits to Directors.

                                                      TOTAL COMPENSATION
                                     AGGREGATE         FROM OTHER FUNDS        TOTAL COMPENSATION
                                   COMPENSATION           ADVISED BY                FROM FUND
NAME OF DIRECTOR                     FROM FUND             ADVANTAGE            AND FUND COMPLEX
-----------------------          ----------------   ----------------------    ---------------------
                                                        Directorships (A)        Directorships (A)
Lawrence K. Becker                    $2,050               $19,600                 $21,650 (11)
Leslie H. Gelb                        $5,850               $ 6,800 (1)             $12,650 (2)
J. Marc Hardy                         $6,600               $     0                 $ 6,600 (1)
Stephane R.F. Henry                   $    0               $     0                 $     0 (1)
Luis F. Rubio                         $6,350               $75,200 (1)             $81,550 (11)
Jeswald W. Salacuse                   $7,150               $ 8,000 (1)             $15,150 (2)

----------------------
(A) The numbers in parentheses indicate the applicable number of funds in the fund complex held by that Director (including the Fund).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than ten percent of the Fund's common stock, Advantage, Imperial and its directors and officers, to file reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's Directors and officers, and Advantage, Imperial and its directors and officers have complied with applicable filing requirements during the fiscal year ended December 31, 2003.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

       THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTOR, UNANIMOUSLY
         RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES
                                 FOR DIRECTOR.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             ADDITIONAL INFORMATION

                              INVESTMENT MANAGEMENT

ADVANTAGE ADVISERS, INC.

     Advantage serves as the Fund's investment manager. The address of Advantage is 200 Park Avenue, 24th Floor, New York, New York 10166.

IMPERIAL INVESTMENT ADVISORS PRIVATE LIMITED

     As of May 1, 2002, Imperial serves as the Fund's country adviser. Imperial is a subsidiary of Advantage India, Inc., which served as the Fund's country adviser from August 1, 2001 to April 30, 2002. The address of Imperial is Taj President-Mumbai, Room No. 802, 90, Cuffe Parade, Mumbai-400 005, India. The address of Advantage India, Inc. is 200 Park Avenue, 24th Floor, New York, New York 10166.

OPPENHEIMER & CO. INC.

     Oppenheimer & Co. Inc. currently serves as the Fund's administrator. The address of Oppenheimer & Co. Inc. is 125 Broad Street, New York, New York 10004. Oppenheimer & Co. Inc. subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 103 Bellevue Parkway, Wilmington, Delaware 19809.

MULTICONSULT LTD.

     Multiconsult Ltd. serves as Mauritius administrator to the Fund. Multiconsult Ltd.'s address is De Chazal Du Mee (DDM) Building 10, Frere Felix de Valois Street, Port Luis, Mauritius.

                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements and for services normally provided by PwC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2002 and December 31, 2003 were $116,000 and $95,550, respectively, including out of pocket expenses.

     AUDIT RELATED FEES. The aggregate fees paid to PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2002 and December 31, 2003 were $0 and $3,638, respectively.

     TAX FEES. The aggregate fees paid for domestic and international tax-related services, including tax compliance, tax advice and tax planning, rendered by PwC to the Fund for the fiscal years ended December 31, 2002 and December 31, 2003 were $69,356 and $65,265, respectively.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services rendered by PwC to the Fund for the fiscal years ended December 31, 2002 and December 31, 2003 were $0 and $0, respectively. The aggregate non-audit fees billed by PwC for services rendered to the Fund, Advantage and any entity controlling, controlled by, or under common control with Advantage that provides ongoing services to the Fund for the fiscal years ended December 31, 2002 and December 31, 2003 were $472,000 and $50,050, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2005, must be received by the Fund (addressed to The India Fund, Inc., 200 Park Avenue, 24th Floor, New York, New York 10166) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than December 6, 2004. Any stockholder who desires to bring a proposal for consideration at the Fund's year 2005 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The India Fund, Inc., 200 Park Avenue, 24th Floor, New York, New York 10166) during the 30-day period from December 31, 2004 to January 31, 2005.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage and Oppenheimer & Co. Inc. or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

April 5, 2004

                                                                       EXHIBIT A

                              THE INDIA FUND, INC.

                           THE ASIA TIGERS FUND, INC.

                             AUDIT COMMITTEE CHARTER

                                December 18, 2003

     This charter sets forth the purpose, authority and responsibilities of the Audit Committee of the Board of Managers/Board of Directors/Board of Trustees (each, a "Board") of each investment company set forth on Exhibit A (each, a "Fund" and collectively, the "Funds").

PURPOSES

     The Audit Committee of the Board (the "Committee") has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund's financial statements and the independent audit thereof; (c) the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund's compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund's independent auditors; and (f) the Fund's internal audit function.

     The function of the Committee is oversight; it is the responsibility of the Fund's investment adviser (the "Adviser") to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit.

AUTHORITY

     The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund and approve the fees payable to such advisors and any other terms of their retention. The Committee has the authority and responsibility to retain and terminate the Fund's independent auditors. In connection therewith, the Committee must evaluate the independence of the Fund's independent auditors and receive the auditors' specific representations as to their independence.

COMPOSITION AND TERM OF COMMITTEE MEMBERS

     The Committee shall be comprised of the Managers/Directors/Trustees who are "Independent," which term shall mean each Manager/Director/Trustee (i) who is not an "interested person," as defined in the Investment Company Act of 1940, as amended, of the Fund; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving as a Manager/Director/Trustee or member of the Committee or any other committee of the Board). The members of the Committee shall designate one member to serve as Chairman of the Committee.

     For those Funds listed on the New York Stock Exchange ("NYSE"), no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member effectively to serve on the Committee.

     For those Funds listed on the NYSE, each member of the Committee shall be "Independent," as defined in the NYSE Listed Company Manual ss.303.01, and shall be free of any relationship that, in the judgment of the Board, may interfere with the exercise of his or her independent judgment.

     Each member of the Committee shall serve until a successor is appointed.

     The Board shall determine whether: the Committee has at least one member who is an "audit committee financial expert" ("ACFE"), as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board. In addition, with respect to those Funds listed on the NYSE, each member of the Committee must be financially literate and at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualifications in its business judgment under the NYSE listing requirements.

MEETINGS

     The Committee shall meet on a regular basis, no less frequently than semi-annually, and is empowered to hold special meetings as circumstances require. Periodically, the Committee shall meet to discuss with management the Fund's annual audited financial statements and semi-annual financial statements. Periodically, the Committee should meet separately with management, the Fund's administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Adviser or the Fund's legal counsel (or counsel to the Independent Board members) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

     Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, one member of the Committee shall constitute a quorum for the purpose of taking any action.

DUTIES AND POWERS AND OF THE COMMITTEE

     The duties and powers of the Committee include, but are not limited to, the following:

     o bear direct responsibility for the appointment, compensation, retention and oversight of the work of the Fund's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and the independent auditors must report directly to the Committee;

     o set the compensation of the independent auditors, such amount to be paid by the Fund;

     o evaluate the independence of the Fund's independent auditors, including whether the auditors provide any consulting services to the Adviser or its affiliated companies, and receive the auditors' specific representations as to their independence;

     o to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Fund's independent auditors provide to the Fund, and (ii) all non-audit services that the Fund's independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee;

     o meet with the Fund's independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit(s); (iii) consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) review the form of opinion the auditors propose to render to the Managers and the members of the Fund;

     o review reports prepared by the Fund's independent auditors detailing the fees paid to the Fund's independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission ("SEC")); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm's tax division, except those services related to the audit, including tax compliance, tax planning and tax advice) and (iv) other services (includes financial information systems implementation and design);

     o ensure that the Fund's independent auditors prepare and deliver annually to the Committee a written statement (the "Auditors' Statement") describing: (i) the auditors' internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, including each non-audit service provided to the Fund and the matters set forth in Independence Standards Board No. 1;

     o receive and review a written report (or update, with respect to a semi-annual filing), as of a date 90 days or less prior to the filing of the Fund's annual (or semi-annual) report with the SEC, to the Committee from the Fund's independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund's management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors;
        (iii) material written communications between the auditor and management of the Fund; and (iv) all non-audit services provided to any entity in the Fund's investment company complex that were not pre-approved by the Committee;

     o oversee the Fund's internal controls and annual and semi-annual financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the activities of the Fund's custodian and administrator and the Adviser through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

     o meet with the Fund's internal auditors (or other personnel responsible for the internal audit function), if any, following an internal audit of the Fund to discuss significant risks and exposures, if any, to the Fund's risk management processes and system of internal controls, and the steps taken to monitor and minimize such risks;

     o review of any issues brought to the Committee's attention by independent auditors or the Fund's management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls;

     o review and evaluate the qualifications, performance and independence of the lead partner of the Fund's independent auditors;

     o require the Fund's independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Fund to provide any services other than audit, review or attest services;

     o resolve any disagreements between the Fund's management and independent auditors concerning the Fund's financial reporting;

     o to the extent there are Managers/Trustees/Directors who are not members of the Committee, report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

     o review the Committee's charter at least annually and recommend for adoption by the Board any material changes that the Committee believes to be necessary or appropriate;

     o  review policies with respect to risk assessment and risk management;

     o review hiring policies for employees or former employees of the Fund's independent accountants;

     o establish and maintain the procedures set forth in Exhibit B regarding: (i) the receipt, retention and treatment of complaints received by the Funds or the Adviser regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Funds, the Adviser, any sub-adviser, administrator, principal underwriter or provider of accounting-related services of concerns regarding questionable accounting or auditing matters; and

     o review such other matters as may be appropriately delegated to the Committee by the Board.

ANNUAL PERFORMANCE EVALUATION

     The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including reviewing the compliance of the Committee with this charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this charter and recommend to the Board any improvements to this charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

                                    EXHIBIT A

      1. THE INDIA FUND, INC.

      2. THE ASIA TIGERS FUND, INC.

                                    EXHIBIT B

                            WHISTLEBLOWER PROCEDURES

A.   Responsibilities of Audit Committee of the Fund (The "Audit Committee")
     -----------------------------------------------------------------------
     With Respect to Specified Complaints
     ------------------------------------

     1. The Audit Committee shall receive, retain, investigate and act on complaints and concerns of Covered Persons1 ("Reports") regarding:

          (a) questionable accounting, internal accounting controls and auditing matters, including those regarding the circumvention or attempted circumvention of internal accounting controls or that would otherwise constitute a violation of the Fund's accounting policies (each an "Accounting Allegation");

          (b) compliance with legal and regulatory requirements ("Legal Allegation"); and

          (c) retaliation against Covered Persons who make Accounting Allegations or Legal Allegations ("Retaliatory Act").

     2. In the discretion of the Audit Committee, responsibilities of the Audit Committee created by these procedures may be delegated to the Chairman of the Audit Committee.

B.   Procedures for Receiving Reports
     --------------------------------

     1. Any Report that is made directly to management, whether openly, confidentially or anonymously, shall be promptly reported to the Audit Committee.

     2. Each Report forwarded to the Audit Committee by management and each Report that is made directly to the Audit Committee, whether openly, confidentially or anonymously, shall be reviewed by the Audit Committee, who may, in their discretion, consult with any member of management who is not the subject of the allegation and who may have appropriate expertise to assist the Audit Committee. The Audit Committee shall determine whether the Audit Committee or management should investigate the Report, taking into account the considerations set forth in Section C below.

          (a) If the Audit Committee determines that management should investigate the Report, the Audit Committee shall notify the Fund's Chief Legal Officer in writing of that conclusion. Management shall thereafter promptly investigate the Report and shall report the results of its investigation, in writing, to the Audit Committee. Management shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

----------------------
1 For purposes of these Procedures, "Covered Person" means any "Fund Covered Person" or "Vendor Covered Person"; "Fund Covered Persons" means officers of the Fund as well as those employees of the Fund's investment adviser and sub-adviser that provide services on behalf of those entities to the Fund; and "Vendor Covered Persons" means those employees of the Fund's custodian, administrator, transfer agent, auction agent and other third-party agents that, pursuant to agreements with the Fund, provide services to or on behalf of the Fund.

          (b) If the Audit Committee determines that it should investigate the Report, the Audit Committee shall promptly determine what professional assistance, if any, it needs in order to conduct the investigation. The Audit Committee shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

C.   Considerations Relative To Whether the Audit Committee or Management Should
     ---------------------------------------------------------------------------
     Investigate a Report
     --------------------

     In determining whether management or the Audit Committee should investigate a Report, the Audit Committee shall consider, among any other factors that are appropriate under the circumstances, the following:

     1. Who is the alleged wrongdoer? If an executive officer, senior financial officer or other high management official is alleged to have engaged in wrongdoing, that factor alone may militate in favor of the Audit Committee conducting the investigation.

     2. How serious is the alleged wrongdoing? The more serious the alleged wrongdoing, the more appropriate that the Audit Committee should undertake the investigation. If the alleged wrongdoing would constitute a crime involving the integrity of the financial statements of the Fund, that factor alone may militate in favor of the Audit Committee conducting the investigation.

     3. How credible is the allegation of wrongdoing? The more credible the allegation, the more appropriate that the Audit Committee should undertake the investigation. In assessing credibility, the Audit Committee should consider all facts surrounding the allegation, including but not limited to whether similar allegations have been made in the press or by analysts.

D.   Protection of Whistleblowers
     ----------------------------

     Consistent with the policies of the Fund, the Audit Committee shall not retaliate, and shall not tolerate any retaliation by management or any other person or group, directly or indirectly, against anyone who, in good faith, makes an Accounting Allegation or Legal Allegation, reports a Retaliatory Act or provides assistance to the Audit Committee, management or any other person or group, including any governmental, regulatory or law enforcement body, investigating a Report. The Audit Committee shall not, unless compelled by judicial or other legal process, reveal the identity of any person who makes an Accounting Allegation or Legal Allegation or reports a Retaliatory Act and who asks that his or her identity as the person who made such Report remain confidential and shall not make any effort, or tolerate any effort made by any other person or group, to ascertain the identity of any person who makes a Report anonymously.

E.   Records
     -------

     The Audit Committee shall retain for a period of seven years all records relating to any Accounting Allegation or Legal Allegation or report of a Retaliatory Act and to the investigation of any such Report.

F.   Procedures for Making Complaints
     --------------------------------

     In addition to any other avenue available to a Covered Person, any Covered Person may report to the Audit Committee openly, confidentially or anonymously any Accounting Allegation or Legal Allegation or report of a Retaliatory Act. Accounting Allegations, Legal Allegations and reports of a Retaliatory Act can be made orally or in writing to the Chairman of the Audit Committee at (617) 627-3633. Such Reports can also be made directly to management openly, confidentially or anonymously by contacting the Fund's Chief Legal Officer in writing or in person at (212) 667-4395.

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

                                                                       EXHIBIT B

                              THE INDIA FUND, INC.

                           THE ASIA TIGERS FUND, INC.

                          NOMINATING COMMITTEE CHARTER

ORGANIZATION

The Nominating Committee (the "Committee") of each of The India Fund, Inc. and The Asia Tigers Fund, Inc. (each, a "Fund") shall be composed solely of Directors who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and who are "independent" as defined in the New York Stock Exchange listing standards. The Board of Directors of the Fund (the "Board") shall nominate the members of the Committee and shall designate the Chairman of the Committee. The Chairman shall preside at each meeting of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election as Directors of the Fund.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

In identifying and evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

     o whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

     o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

     o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

     o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

     o the contribution which the person can make to the Board and the Fund, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     o  the character and integrity of the person; and

     o whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

While the Committee is solely responsible for the selection and nomination of the Fund's Directors, the Committee shall accept nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee.

QUORUM

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: December 18, 2003

                              THE INDIA FUND, INC.
                 ANNUAL MEETING OF STOCKHOLDERS - APRIL 28, 2004

               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS




     The undersigned hereby appoints Bryan McKigney, Barbara Pires, Daisy Liguori, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, in Conference Room 30J on the 30th Floor on Wednesday, April 28, 2004, at 11:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 5, 2004 and upon all other matters properly coming before said Meeting.

     Please indicate your vote by an "X" in the appropriate box on the reverse side. This Proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 (WHICH INCLUDES ALL NOMINEES FOR DIRECTOR). Please refer to the Proxy Statement for a discussion of the Proposal.

        HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

     ___________________________________      _______________________________

     ___________________________________      _______________________________

     ___________________________________      _______________________________


-----------                                                         -----------
SEE REVERSE                (CONTINUED, AND TO BE SIGNED             SEE REVERSE
   SIDE                    AND DATED, ON THE REVERSE SIDE.)             SIDE
-----------                                                         -----------

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1 (WHICH INCLUDES ALL NOMINEES FOR DIRECTOR).


1. Election of Directors.

NOMINEE (CLASS I) TO SERVE UNTIL THE YEAR 2006 ANNUAL        2. The persons named as proxies are authorized to vote
MEETING:                                                        in their discretion on any other business as may
(01) Lawrence K. Becker                                         properly come before the Meeting.

NOMINEE (CLASS II) TO SERVE UNTIL THE YEAR 2005 ANNUAL          Please mark the box at right if you plan to attend.
MEETING OF STOCKHOLDERS:                                        Please bring valid identification.             [  ]
(02) Stephane R.F. Henry

NOMINEES (CLASS III) TO SERVE UNTIL THE YEAR 2007 ANNUAL
MEETING OF STOCKHOLDERS                                         Change of address and/or comments mark here    [  ]
(03) J. Marc Hardy; (04) Bryan McKigney


                                                             NOTE: Please sign exactly as your name appears on this
                                                             Proxy. If joint owners, EITHER may sign this Proxy.
   FOR THE                       WITHHOLD AUTHORITY          When signing as attorney, executor, administrator,
NOMINEES LISTED [  ]     [  ] TO VOTE FOR THE NOMINEES       trustee, guardian or corporate officer, please give
    ABOVE                          LISTED ABOVE              your full title.

                                                             PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING
                                                             THE ENCLOSED ENVELOPE.
[ ]___________________________________________________
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE
SPACE PROVIDED ABOVE.)


Signature:                                Date:              Signature:                                Date:
            ---------------------------        ------------              -----------------------------      ----------